UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

TALARIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40384	83-2377352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

93 Worcester St. Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 398-9250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.0001 par value per share	TALS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously announced, on June 22, 2023, Talaris Therapeutics, Inc., a Delaware corporation (“Talaris”), Terrain Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Talaris (“Merger Sub”), and Tourmaline Bio, Inc., a Delaware corporation (“Tourmaline”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Tourmaline, with Tourmaline continuing as a wholly owned subsidiary of Talaris and the surviving corporation of the merger (the “Merger”).

On September 26, 2023, Tourmaline updated information reflected in an investor presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Representatives of Tourmaline will use the updated presentation in various meetings with investors and analysts from time to time.

The information in Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibit 99.1 furnished herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit furnished herewith contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of the closing of the Merger; each company’s and the combined company’s expected cash position at the closing of the proposed Merger and cash runway of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates or platform technologies of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the competitive landscape of the combined company; anticipated intellectual property timelines; and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Talaris, Tourmaline or the proposed transaction will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Talaris’ control. Talaris’ actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain shareholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Talaris and Tourmaline to consummate the proposed Merger; (iii) risks related to Talaris’ ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Talaris shareholders and Tourmaline stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Talaris’ common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with Tourmaline’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) risks associated with Talaris’ financial close process; (xv) the risk that the pre-closing financing is not consummated; and (xvi) the risk that Talaris shareholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Talaris’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC, and in other filings that Talaris makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Talaris expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Talaris or Tourmaline.

Participants in the Solicitation

This Current Report on Form 8-K and the exhibit filed or furnished herewith relate to the proposed merger transaction involving Talaris and Tourmaline and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Talaris has filed relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that contains a proxy statement (the “Proxy Statement”) and prospectus. This Current Report on Form 8-K is not a substitute for the Form S-4, the Proxy Statement or for any other document that Talaris may file with the SEC and or send to Talaris’ shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF TALARIS ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TALARIS, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit furnished herewith do not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders may obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Talaris with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Talaris with the SEC are also available free of charge on Talaris’ website at www.talaristx.com, or by contacting Talaris’ Investor Relations at investors@talaristx.com. Talaris, Tourmaline, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Talaris’ shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Talaris is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are also included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

99.1	Investor Presentation of Tourmaline Bio, Inc., dated September 26, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALARIS THERAPEUTICS, INC.

Date: September 26, 2023	By:	/s/ Mary Kay Fenton
May Kay Fenton
Chief Financial Officer and Interim Chief Financial Officer